Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Classic Equity Fund

11|30|05

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Classic Equity Fund

11| 30| 05

Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	56
Brokerage commissions	57
About the Trustees	58
Officers	64

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

During the course of 2005, U.S. and global economies proved resilient in the face of some emerging challenges. Higher energy prices, mounting inflationary pressures, and damage caused by an unusually active hurricane season appeared at times to pose a risk to corporate earnings, raising investors’ concerns. The Federal Reserve Board’s program of interest-rate increases remained in effect throughout the year, as well. Nevertheless, in recent months the financial markets have demonstrated trends consistent with an expanding economy -- relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, our teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued increases in interest rates in 2006.

In our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. Also, in keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 25 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds throughout 2005 and wish you a happy and prosperous 2006.

Respectfully yours,

Putnam Classic Equity Fund: unlocking opportunities in sectors across the market

Investors generally think of value investing as focusing on stocks of companies that are not experiencing high levels of growth -- or that do not have strong potential for earnings growth. Slower-growth sectors such as financial services and utilities are generally considered “value” sectors because companies in these areas may be more mature or cyclically based. Conversely, there are segments of the market in which innovation and invention play key roles and where you would expect to find high-growth companies such as technology in the late 1990s, or more recently, telecommunications and biotechnology.

But what if you put aside the labels of “growth” or “value” stocks and assume that undervalued companies can be found in any sector of the marketplace? Corporations may experience stock price downturns for a variety of reasons. Investors can overreact to unfavorable news, punishing a company beyond what is called for. Sometimes a company may miss an earnings target for reasons that have nothing to do with its intrinsic worth, perhaps as a result of ongoing internal change. If intensive research shows that a company’s fundamentals are solid, and that the one-time event or earnings disappointment is temporary, then its stock may be undervalued. Developments such as these can affect companies of all types, in all market sectors. By looking beyond traditional value sectors, investors can tap into a much broader universe of opportunities and potentially benefit from undervalued stocks in virtually any industry or sector.

This is the goal of Putnam Classic Equity Fund’s management team -- to seek midsize and large companies whose stocks are undervalued relative to stocks of other

Over the years, Putnam Classic Equity Fund has looked beyond traditional value sectors to find investment opportunities.

companies in their sector and that are poised to appreciate over time. The team employs this relative-value strategy to identify attractively priced stocks among all market sectors, not just those considered traditional value areas. By enlarging its potential universe of stocks, the fund’s management team can cast a broad net for portfolio holdings. By working closely with Putnam’s group of equity analysts, the team strives to construct a portfolio of undervalued stocks with appreciation potential, no matter in which sector or industry those stocks are found.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Classic Equity Fund invests in stocks of mid- and large-cap companies that we believe are undervalued and undergoing positive changes. Its relative-value strategy is to pursue attractive opportunities in all industry sectors, including sectors that are experiencing rapid growth. The fund may be appropriate for investors seeking capital growth and, as a secondary goal, the potential for current income from common stock dividends.

Highlights

• For the 12 months ended November 30, 2005, Putnam Classic Equity Fund’s class A shares returned 8.17% without sales charges.

• Over the same period, the fund’s benchmark, the S&P 500 Index, returned 8.44% .

• The average return for the fund’s Lipper category, Large-Cap Value Funds, was 8.38% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 11/30/05

Since the fund's inception (1/5/95), average annual return is 9.02% at NAV and 8.48% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	6.97%	6.40%	96.24%	85.94%

5 years	2.23	1.14	11.64	5.81

3 years	10.87	8.90	36.30	29.13

1 year	8.17	2.50	8.17	2.50

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

During the fiscal year ended November 30, 2005, the market environment was modestly positive. The S&P 500 Index, your fund’s benchmark, generally stayed within a trading range before breaking out to a new 52-week high toward the end of the period. Large-capitalization value performed well on a relative basis, outperforming the S&P 500 Index by a small margin. Your fund underperformed its benchmark and the average for its Lipper category slightly, based on results at net asset value (NAV, without sales charges) with much of the underperformance due to the portfolio’s “mega-cap” bias. Mega-cap refers to the largest of large-capitalization stocks (where “capitalization” means the market value of a corporation’s outstanding stock), several of which trailed the overall performance of the S&P 500 Index during the period. A new management team took over the fund early in the fiscal year and immediately began to transition the portfolio away from this mega-cap orientation with the goal of improving the fund’s performance relative to its benchmark.

Market overview

The S&P 500 Index began the fiscal year at 1174 and ended the year 75 points higher at 1249. It reached its low point for the period when it closed at 1137.50 on April 20th before rallying during the summer, pulling back in October, and breaking out to new highs in November. For much of the year, the market was held in check by the twin challenges of rising energy prices and rising interest rates. The price of a barrel of crude oil, as measured on the New York Mercantile Exchange, moved from the mid-forty-dollar range to historic highs approaching $70 per barrel at the end of August, before dropping to around $56 per barrel at the end of the fund’s fiscal year. Meanwhile, in its campaign to keep inflation in check, the Federal Reserve Board (the Fed) raised the federal funds rate from 2% at the beginning of the fiscal year to 4% by fiscal year-end. Another increase after the close of the fiscal year brought it up to 4.25% .

While higher oil prices were beneficial to some of the companies the fund holds, a considerable degree of uncertainty was injected into the market as a result of the historically high levels to which the price of oil moved. This concern about oil’s potential impact on corporate profits and overall economic growth was reflected in a flatter yield curve. The yield curve is a graphical representation of the difference in yield between bonds of differing maturity. The yield curve flattens when short-term rates rise but long-term rates don’t. If short-term rates continue to rise, the yield curve can become inverted, which, historically, has been the bond market’s way of forecasting a recession. Thankfully, by the end of the fiscal year, oil prices had receded to levels that, while still high by historical standards, placed less of a strain on the economy and the stock market.

Strategy overview

The fund seeks to outperform its benchmark through effective stock selection. We also adjust the portfolio’s industry and sector weightings to take advantage of valuation opportunities in the marketplace. The fund follows a “relative value” strategy; in other words, it does not limit its investments to traditional “value” sectors or stocks, but rather targets stocks with what we consider to be the most attractive price/earnings ratios, relative to their peers, in each industry or sector. This gives your management team the flexibility to invest in faster-growing industries and also encourages broad diversification across all market sectors.

Following a change in the fund’s management team early in the fiscal

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/05.

Equities

S&P 500 Index (broad stock market)	8.44%

S&P 500/Barra Value Index (large-company value stocks)	8.97%

S&P 500/Barra Growth Index (large-company growth stocks)	7.94%

MSCI EAFE Index (international stocks)	13.25%

Bonds

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.62%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.74%

Lehman Credit Index (corporate bonds)	2.28%

year, new management transitioned the fund’s portfolio away from its former mega-cap bias. (“Mega-cap” refers to the largest of large-cap stocks.) Positions that were eliminated as part of this reallocation process included mega-cap stocks from the telecommunications and banking sectors. We felt it was prudent, in light of the Fed’s rate-tightening activities and the flattening yield curve, to reduce the portfolio’s exposure to banks whose profitability relies heavily on taking advantage of yield spreads (i.e., the spread between short- and long-term interest rates). Increased competition among cable companies and other providers of telephone and high-speed data services led us to a more bearish view of the sector. As we sought to reduce the fund’s large-cap risk exposure, we also began adding some mid-cap stocks to the portfolio, allowing the fund to take advantage of the opportunities offered by smaller, more dynamic companies.

Your fund’s holdings

Given the dramatic run-up in oil and natural gas prices, the fund’s overweight position in energy stocks relative to its benchmark was a major positive contributor to performance. The fund concentrated its energy holdings in the large, integrated oil companies, such as ExxonMobil and Chevron, while avoiding the more volatile oil service and drilling companies. Firms such as ExxonMobil and Chevron are involved

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

in every aspect of the energy business, from exploration to refining, marketing, and delivery.

The fund also maintained an overweight allocation to financial stocks throughout the fiscal year. This positioning had both a positive and a negative impact on performance. Within the sector, underweight positions in banks and overweight positions in insurers and investment banks and brokers, both of which contributed positively, have been offset to some degree by the fund’s exposure to mortgage-related financials such as Fannie Mae.

We redeployed assets from banks into the stocks of property and casualty (P&C) insurance companies. The stocks of many P&C companies became attractively priced in the wake of New York Attorney General Eliot Spitzer’s review of insurance industry practices. Consequently, we added substantial positions in firms such as Bermuda-based ACE and XL Capital (XL was sold before the end of the period), Chubb, and mid-cap holding W.R. Berkley. The unrelenting hurricane season strengthened already attractive pricing dynamics for P&C insurers, and the market recognized this by driving up the prices of these stocks throughout much of the fund’s fiscal year.

Investment bank and brokerage holdings, including a large position in Lehman Brothers, also contributed positively to performance during the period. Corporate mergers and

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 11/30/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Citigroup, Inc. (4.2%)	Financial

Bank of America Corp. (3.5%)	Banking

Intel Corp. (2.8%)	Electronics

Exxon Mobil Corp (2.8%)	Oil and gas

Johnson & Johnson (2.7%)	Pharmaceuticals

Altria Group, Inc. (2.7%)	Tobacco

Pfizer, Inc. (2.6%)	Pharmaceuticals

IBM Corp. (2.4%)	Computers

Microsoft Corp. (2.3%)	Software

Chevron Corp. (1.9%)	Oil and gas

acquisitions (M&A) activity has increased substantially over the past year, and as one of the industry leaders in M&A advice and financing, Lehman has been a major beneficiary of this trend.

The fund’s government-sponsored mortgage providers, most notably Fannie Mae, represented the biggest drag on performance within the finan-cial sector. While these stocks were trading at what appeared to be attractive levels, performance suffered because of the market’s uncertainty regarding the impact of future regulation on these companies. As a result, we reduced the fund’s exposure to Fannie Mae early in the period and in October sold the balance of the position.

The fund’s basic materials holdings turned in mixed results over the fiscal year. We had invested in Georgia-Pacific shortly before the firm was acquired by Koch Industries. Consequently, it contributed quite positively to performance during the relatively short time the fund held the stock. Our investment in U.S. Steel, however, reflected the sector’s recent volatility and declined over the period. We continue to hold the stock because we believe this fully integrated company -- it operates from mining all the way to the production of steel -- is positioned favorably in comparison to its less-integrated competitors.

Finally, as noted earlier, our strategy of reducing the fund’s mega-cap bias entailed not only reducing certain mega-cap holdings but also increasing the fund’s exposure to mid-cap stocks. Some formerly sizable holdings that detracted from the fund’s performance early in the fiscal year and were subsequently reduced include Pfizer and Intel. We continue to maintain positions in these stocks, however, because at current price levels we believe they represent excellent value in appealing market sectors. One notable mid-cap position that contributed materially to performance was Crown Holdings, a company in the basic materials sector that manufactures cans and other packaging products.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As noted earlier, the price of crude oil has declined but is still trading at well above-average levels on a historical basis. Furthermore, at the time this report was written, natural gas prices were hitting record-high levels. If these price trends continue, we believe the fundamentals of many companies in the energy sector will continue to be outstanding and, despite their price appreciation over the past 12 to 18 months, may still represent a productive avenue for the fund. As a result, in October, as energy stocks traded lower, we began moving a portion of assets away from the integrated oil companies and into some of the more attractively priced natural gas producers.

As for interest rates, there are various viewpoints about when the Fed rate-tightening cycle will end. The market currently appears to be discounting forecasts that rate increases will not continue beyond early 2006. In anticipation of this, bank stocks have performed better recently and we are looking for opportunities to re-establish positions in this sector as we set up the fund for the end of the rate-tightening cycle.

We continue to monitor developments among pharmaceutical companies and may add to the fund’s holdings while the sector remains weak. However, given the lack of transparency with respect to new-drug pipelines, combined with expiring patent protection for several major drugs, we are watching and waiting for a clearer entry point to invest.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended November 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 11/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.02%	8.48%	8.19%	8.19%	8.22%	8.22%	8.47%	8.12%	8.75%	9.20%

10 years	96.24	85.94	81.87	81.87	82.29	82.29	86.64	80.09	91.44	99.88
Annual average	6.97	6.40	6.16	6.16	6.19	6.19	6.44	6.06	6.71	7.17

5 years	11.64	5.81	7.50	5.50	7.58	7.58	8.93	5.13	10.32	13.07
Annual average	2.23	1.14	1.46	1.08	1.47	1.47	1.73	1.01	1.98	2.49

3 years	36.30	29.13	33.23	30.23	33.32	33.32	34.32	29.67	35.41	37.31
Annual average	10.87	8.90	10.04	9.20	10.06	10.06	10.33	9.05	10.63	11.15

1 year	8.17	2.50	7.33	2.33	7.42	6.42	7.67	3.90	7.87	8.43

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 11/30/95 to 11/30/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,187 and $18,229, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $18,664 ($18,009 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,144 and $19,988, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 11/30/05

		Lipper Large-Cap
	S&P 500	Value Funds
	Index	category average*

Annual average
(life of fund)	11.48%	10.72%

10 years	142.87	135.46
Annual average	9.28	8.81

5 years	3.22	21.58
Annual average	0.64	3.88

3 years	40.85	43.91
Annual average	12.10	12.87

1 year	8.44	8.38

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 11/30/05, there were 449, 379, 255, and 115 funds, respectively, in this Lipper category.

Fund price and distribution information

For the 12-month period ended 11/30/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	4		4	4	4		4	4

Income	$0.191		$0.092	$0.099	$0.127		$0.165	$0.223

Capital gains	--		--	--	--		--	--

Total	$0.191		$0.092	$0.099	$0.127		$0.165	$0.223

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
11/30/04	$12.48	$13.17	$12.37	$12.45	$12.42	$12.87	$12.47	$12.49

11/30/05	13.30	14.04	13.18	13.27	13.24	13.68*	13.28	13.31

Current yield
(end of period)

Current
dividend rate[1]	0.84%	0.80%	0.06%	0.24%	0.33%	0.32%	0.66%	1.08%

* Reflects a reduction in sales charges that took effect on April 1, 2005.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	8.93%	8.40%	8.10%	8.10%	8.12%	8.12%	8.38%	8.03%	8.66%	9.12%

10 years	91.70	81.69	77.70	77.70	78.01	78.01	82.27	75.96	87.05	95.37
Annual average	6.72	6.15	5.92	5.92	5.94	5.94	6.19	5.81	6.46	6.93

5 years	7.13	1.50	3.20	1.20	3.15	3.15	4.52	0.86	5.84	8.57
Annual average	1.39	0.30	0.63	0.24	0.62	0.62	0.89	0.17	1.14	1.66

3 years	43.61	36.06	40.36	37.36	40.31	40.31	41.38	36.50	42.59	44.67
Annual average	12.82	10.81	11.96	11.16	11.95	11.95	12.23	10.93	12.55	13.10

1 year	4.73	-0.79	4.03	-0.97	4.01	3.00	4.22	0.58	4.44	5.06

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Classic Equity Fund from June 1, 2005, to November 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.86	$ 9.70	$ 9.71	$ 8.43	$ 7.15	$ 4.58

Ending value (after expenses)	$1,051.70	$1,048.10	$1,048.50	$1,049.30	$1,050.70	$1,052.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2005, use the calculation method below. To find the value of your investment on June 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.77	$ 9.55	$ 9.55	$ 8.29	$ 7.03	$ 4.51

Ending value (after expenses)	$1,019.35	$1,015.59	$1,015.59	$1,016.85	$1,018.10	$1,020.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio†	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Average annualized expense
ratio for Lipper peer group‡	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Classic Equity Fund	67%	44%	56%	48%	81%

Lipper Large-Cap Value Funds
category average	62%	59%	77%	67%	72%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Michael Abata and Ronald Bukovac are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Michael Abata	2005	•

Portfolio Leader	N/A

Ronald Bukovac	2005					•

Portfolio Leader	2004			•

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/04.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $670,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Michael Abata is also a Portfolio Member of The George Putnam Fund of Boston and Putnam New Value Fund.

Michael Abata and Ronald Bukovac may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the year ended November 30, 2005, Michael Abata and Ronald Bukovac became Portfolio Leaders of your fund, following the departure of Portfolio Leader Deborah Kuenstner from your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	•

Chief Technology Officer	2004	•

Joshua Brooks	2005	•

Deputy Head of Investments	N/A

William Connolly	2005			•

Head of Retail Management	N/A

Kevin Cronin	2005	•

Head of Investments	2004	•

Charles Haldeman, Jr.	2005			•

President and CEO	2004			•

Amrit Kanwal	2005	•

Chief Financial Officer	2004	•

Steven Krichmar	2005	•

Chief of Operations	2004	•

Francis McNamara, III	2005		•

General Counsel	2004	•

Richard Robie, III	2005	•

Chief Administrative Officer	2004	•

Edward Shadek	2005	•

Deputy Head of Investments	N/A

Sandra Whiston	2005	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (reduced to 3.25% on April 1, 2005).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

• That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

• Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

• Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 20th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

• Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

75th	74th	69th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash.

The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Classic Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Classic Equity Fund, including the fund’s portfolio, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Classic Equity Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 6, 2006 32

The fund’s portfolio 11/30/05

COMMON STOCKS (99.1%)*

	Shares	Value
Aerospace and Defense (1.3%)
Lockheed Martin Corp.	175,700	$10,647,420

Banking (4.8%)
Bank of America Corp.	651,800	29,911,102
U.S. Bancorp	351,800	10,652,504
		40,563,606

Beverage (0.8%)
Coca-Cola Co. (The) (S)	170,900	7,295,721

Building Materials (2.9%)
Masco Corp.	367,500	10,940,475
Sherwin Williams Co.	175,500	7,693,920
Vulcan Materials Co.	87,000	5,802,900
		24,437,295

Cable Television (0.8%)
Comcast Corp. Class A †	256,200	6,763,680

Chemicals (0.9%)
Dow Chemical Co. (The)	101,000	4,570,250
PPG Industries, Inc.	59,400	3,607,362
		8,177,612

Commercial and Consumer Services (1.3%)
Cendant Corp.	607,200	10,789,944

Communications Equipment (1.6%)
Cisco Systems, Inc. †	754,000	13,225,160

Computers (5.5%)
Dell, Inc. †	355,000	10,706,800
Hewlett-Packard Co.	540,300	16,030,701
IBM Corp.	230,000	20,447,000
		47,184,501

Conglomerates (1.3%)
Tyco International, Ltd.	403,400	11,504,968

Consumer Finance (2.5%)
Capital One Financial Corp.	115,900	9,626,654
Countrywide Financial Corp.	329,700	11,476,857
		21,103,511

Consumer Goods (0.6%)
Estee Lauder Cos., Inc. (The) Class A	166,500	5,496,165

COMMON STOCKS (99.1%)* continued

	Shares	Value

Electric Utilities (1.9%)
Constellation Energy Group, Inc.	76,900	$4,074,931
Exelon Corp.	108,800	5,661,952
PG&E Corp. (S)	178,600	6,568,908
		16,305,791

Electronics (3.8%)
Intel Corp.	881,100	23,507,748
Motorola, Inc.	365,900	8,814,531
		32,322,279

Energy (0.5%)
Pride International, Inc. †	152,400	4,539,996

Financial (6.4%)
Citigroup, Inc.	735,000	35,684,250
Freddie Mac	220,000	13,739,000
PMI Group, Inc. (The)	116,400	4,725,840
		54,149,090

Food (1.2%)
General Mills, Inc.	111,900	5,318,607
Pilgrim’s Pride Corp.	137,900	4,412,800
		9,731,407

Forest Products and Packaging (0.5%)
Crown Holdings, Inc. †	215,000	3,986,100

Health Care Services (5.6%)
AmerisourceBergen Corp.	104,400	8,388,540
Cardinal Health, Inc.	170,700	10,916,265
CIGNA Corp.	92,800	10,441,856
HCA, Inc.	142,300	7,255,877
Lincare Holdings, Inc. †	53,800	2,309,634
WellPoint, Inc. †	110,900	8,520,447
		47,832,619

Homebuilding (1.3%)
Lennar Corp.	98,100	5,658,408
NVR, Inc. † (S)	7,165	4,924,146
		10,582,554

Household Furniture and Appliances (0.6%)
Whirlpool Corp. (S)	61,700	5,050,145

Insurance (8.1%)
ACE, Ltd. (Bermuda)	238,900	13,258,950
Axis Capital Holdings, Ltd. (Bermuda)	33,060	1,001,057
Chubb Corp. (The) (S)	140,500	13,606,020
Everest Re Group, Ltd. (Barbados)	112,700	11,847,024
Hartford Financial Services Group, Inc. (The)	91,200	7,968,144

COMMON STOCKS (99.1%)* continued

	Shares	Value

Insurance continued
MetLife, Inc.	121,200	$6,234,528
Prudential Financial, Inc.	112,700	8,722,980
W.R. Berkley Corp.	123,050	5,736,591
		68,375,294

Investment Banking/Brokerage (1.1%)
Bear Stearns Cos., Inc. (The)	31,300	3,473,987
Lehman Brothers Holdings, Inc.	45,600	5,745,600
		9,219,587

Leisure (1.2%)
Brunswick Corp.	267,300	10,502,217

Lodging/Tourism (0.9%)
Royal Caribbean Cruises, Ltd.	167,000	7,658,620

Machinery (1.2%)
Parker-Hannifin Corp.	145,600	9,960,496

Medical Technology (3.1%)
Baxter International, Inc.	151,300	5,884,057
Becton, Dickinson and Co.	155,100	9,031,473
Boston Scientific Corp. †	439,900	11,648,552
		26,564,082

Metals (0.7%)
United States Steel Corp.	123,700	5,888,120

Oil & Gas (10.1%)
Amerada Hess Corp.	72,400	8,870,448
Burlington Resources, Inc.	85,900	6,206,275
Chevron Corp.	283,100	16,224,461
Devon Energy Corp.	63,700	3,834,740
Exxon Mobil Corp.	404,100	23,449,923
Marathon Oil Corp.	187,600	11,122,804
Occidental Petroleum Corp.	120,000	9,516,000
Sunoco, Inc.	83,800	6,469,360
		85,694,011

Pharmaceuticals (7.1%)
Barr Pharmaceuticals, Inc. †	59,900	3,435,265
Johnson & Johnson	372,600	23,008,050
Pfizer, Inc.	1,038,200	22,009,840
Watson Pharmaceuticals, Inc. †	127,500	4,253,400
Wyeth	185,400	7,705,224
		60,411,779

COMMON STOCKS (99.1%)* continued

	Shares	Value

Photography/Imaging (1.0%)
Xerox Corp. †	595,000	$8,449,000

Publishing (0.8%)
R. R. Donnelley & Sons Co.	190,800	6,525,360

Regional Bells (1.4%)
Verizon Communications, Inc.	372,500	11,912,550

Restaurants (1.0%)
McDonald’s Corp.	243,800	8,252,630

Retail (4.5%)
American Eagle Outfitters, Inc.	194,600	4,429,096
Best Buy Co., Inc.	104,050	5,019,372
Lowe's Cos., Inc. (S)	76,900	5,189,212
Michaels Stores, Inc.	116,700	4,364,580
Office Depot, Inc. †	206,200	6,120,016
Rite Aid Corp. †	1,539,400	5,680,386
Supervalu, Inc.	213,500	6,985,720
		37,788,382

Semiconductor (0.4%)
Lam Research Corp. †	83,000	3,115,820

Shipping (0.7%)
Yellow Roadway Corp. † (S)	130,200	6,133,722

Software (3.2%)
Microsoft Corp.	687,000	19,036,770
Oracle Corp. †	622,200	7,821,054
		26,857,824

Technology Services (0.6%)
Accenture, Ltd. Class A (Bermuda)	188,700	5,366,628

Telecommunications (1.7%)
Sprint Nextel Corp.	583,107	14,600,999

Tobacco (3.5%)
Altria Group, Inc.	310,900	22,630,411
Loews Corp. - Carolina Group	166,500	6,701,625
		29,332,036

Waste Management (0.7%)
Waste Management, Inc.	189,200	5,658,972

Total common stocks (cost $795,499,079)		$839,957,693

SHORT-TERM INVESTMENTS (1.8%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	9,714,632	$9,714,632
Short-term investments held as collateral for loaned
securities with yields ranging from 4.00% to 4.29%
and due dates ranging from December 1, 2005
to January 27, 2006 (d)	$5,256,272	5,248,900

Total short-term investments (cost $14,963,532)		$14,963,532

TOTAL INVESTMENTS
Total investments (cost $810,462,611)		$854,921,225

* Percentages indicated are based on net assets of $847,658,602

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at November 30, 2005. (d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/05

ASSETS

Investments in securities, at value, including $5,133,972 of securities on loan (Note 1)
Unaffiliated issuers (identified cost $800,747,979)	$845,206,593
Affiliated issuers (identified cost $9,714,632) (Note 5)	9,714,632

Dividends, interest and other receivables	2,502,104

Receivable for shares of the fund sold	95,698

Receivable for securities sold	3,491,515

Total assets	861,010,542

LIABILITIES

Payable for securities purchased	3,331,791

Payable for shares of the fund repurchased	2,320,199

Payable for compensation of Manager (Notes 2 and 5)	1,302,013

Payable for investor servicing and custodian fees (Note 2)	356,157

Payable for Trustee compensation and expenses (Note 2)	194,587

Payable for administrative services (Note 2)	1,707

Payable for distribution fees (Note 2)	431,082

Collateral on securities loaned, at value (Note 1)	5,248,900

Other accrued expenses	165,504

Total liabilities	13,351,940

Net assets	$847,658,602

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$902,763,365

Undistributed net investment income (Note 1)	3,143,895

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(102,707,272)

Net unrealized appreciation of investments	44,458,614

Total -- Representing net assets applicable to capital shares outstanding	$847,658,602

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($626,393,072 divided by 47,088,799 shares)	$13.30

Offering price per class A share
(100/94.75 of $13.30)*	$14.04

Net asset value and offering price per class B share
($168,568,936 divided by 12,787,244 shares)**	$13.18

Net asset value and offering price per class C share
($15,678,394 divided by 1,181,654 shares)**	$13.27

Net asset value and redemption price per class M share
($30,988,151 divided by 2,340,871 shares)	$13.24

Offering price per class M share
(100/96.75 of $13.24)*	$13.68

Net asset value, offering price and redemption price per class R share
($18,531 divided by 1,395 shares)	$13.28

Net asset value, offering price and redemption price per class Y share
($6,011,518 divided by 451,554 shares)	$13.31

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/05

INVESTMENT INCOME

Dividends (net of foreign tax of $4,733)	$18,457,301

Interest (including interest income of $182,820
from investments in affiliated issuers) (Note 5)	183,819

Securities lending	21,168

Other income (Note 6)	492,361

Total investment income	19,154,649

EXPENSES

Compensation of Manager (Note 2)	5,596,017

Investor servicing fees (Note 2)	2,329,242

Custodian fees (Note 2)	157,551

Trustee compensation and expenses (Note 2)	44,636

Administrative services (Note 2)	36,502

Distribution fees -- Class A (Note 2)	1,624,553

Distribution fees -- Class B (Note 2)	2,193,369

Distribution fees -- Class C (Note 2)	155,530

Distribution fees -- Class M (Note 2)	259,093

Distribution fees -- Class R (Note 2)	67

Other	187,890

Non-recurring costs (Notes 2 and 6)	11,316

Costs assumed by Manager (Notes 2 and 6)	(11,316)

Fees waived and/or reimbursed by Manager (Note 5)	(8,993)

Total expenses	12,575,457

Expense reduction (Note 2)	(338,990)

Net expenses	12,236,467

Net investment income	6,918,182

Net realized gain on investments (Notes 1 and 3)	96,015,264

Net realized loss on futures contracts (Note 1)	(59,300)

Net realized loss on foreign currency transactions (Note 1)	(2,858)

Net realized gain on written options (Notes 1 and 3)	6,395

Net unrealized depreciation of investments during the year	(32,883,555)

Net gain on investments	63,075,946

Net increase in net assets resulting from operations	$69,994,128

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	11/30/05	11/30/04

Operations:
Net investment income	$6,918,182	$9,027,920

Net realized gain on investments
and foreign currency transactions	95,959,501	109,644,711

Net unrealized appreciation (depreciation) of investments	(32,883,555)	8,652,067

Net increase in net assets resulting from operations	69,994,128	127,324,698

Distributions to shareholders: (Note 1)

From net investment income

Class A	(9,855,389)	(6,556,784)

Class B	(2,003,856)	(454,000)

Class C	(136,272)	(18,601)

Class M	(373,420)	(173,759)

Class R	(162)	(35)

Class Y	(108,677)	(74,853)

Redemption fees (Note 1)	2,329	36

Decrease from capital share transactions (Note 4)	(211,441,956)	(269,690,513)

Total decrease in net assets	(153,923,275)	(149,643,811)

NET ASSETS

Beginning of year	1,001,581,877	1,151,225,688

End of year (including undistributed net investment
income of $3,143,895 and $8,823,029, respectively)	$847,658,602	$1,001,581,877

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$12.48	$11.18	$10.09	$11.88	$12.52

Investment operations:
Net investment income (a)	.12(d,e)	.13(e)	.11	.11	.11

Net realized and unrealized
gain (loss) on investments	.89	1.28	1.08	(1.81)	(.65)

Total from
investment operations	1.01	1.41	1.19	(1.70)	(.54)

Less distributions:
From net investment income	(.19)	(.11)	(.10)	(.09)	(.10)

From net realized gain
on investments	--	--	--	--	--

Total distributions	(.19)	(.11)	(.10)	(.09)	(.10)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.30	$12.48	$11.18	$10.09	$11.88

Total return at
net asset value (%)(b)	8.17	12.65	11.85	(14.38)	(4.33)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$626,393	$661,852	$766,396	$929,950	$1,159,070

Ratio of expenses to
average net assets (%)(c)	1.15(e)	1.17(e)	1.11	1.04	.97

Ratio of net investment income
to average net assets (%)	.95(d,e)	1.09(e)	1.12	.99	.88

Portfolio turnover (%)	67.26	43.68	55.57	47.91	80.65

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class A shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$12.37	$11.08	$10.00	$11.77	$12.40

Investment operations:
Net investment income (a)	.03(d,e)	.04(e)	.04	.02	.02

Net realized and unrealized
gain (loss) on investments	.87	1.27	1.06	(1.78)	(.65)

Total from
investment operations	.90	1.31	1.10	(1.76)	(.63)

Less distributions:
From net investment income	(.09)	(.02)	(.02)	(.01)	--(f )

From net realized gain
on investments	--	--	--	--	--

Total distributions	(.09)	(.02)	(.02)	(.01)	--

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.18	$12.37	$11.08	$10.00	$11.77

Total return at
net asset value (%)(b)	7.33	11.81	11.02	(15.00)	(5.07)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$168,569	$277,457	$311,914	$362,466	$728,188

Ratio of expenses to
average net assets (%)(c)	1.90(e)	1.92(e)	1.86	1.79	1.72

Ratio of net investment income
to average net assets (%)	.20(d,e)	.34(e )	.37	.22	.13

Portfolio turnover (%)	67.26	43.68	55.57	47.91	80.65

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class B shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$12.45	$11.15	$10.06	$11.85	$12.48

Investment operations:
Net investment income (a)	.03(d,e)	.03(e)	.04	.02	.02

Net realized and unrealized
gain (loss) on investments	.89	1.28	1.07	(1.80)	(.65)

Total from
investment operations	.92	1.31	1.11	(1.78)	(.63)

Less distributions:
From net investment income	(.10)	(.01)	(.02)	(.01)	--(f )

From net realized gain
on investments	--	--	--	--	--

Total distributions	(.10)	(.01)	(.02)	(.01)	--

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.27	$12.45	$11.15	$10.06	$11.85

Total return at
net asset value (%)(b)	7.42	11.77	11.05	(15.05)	(5.02)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$15,678	$17,591	$19,378	$24,587	$36,580

Ratio of expenses to
average net assets (%)(c)	1.90(e)	1.92(e)	1.86	1.79	1.72

Ratio of net investment income
to average net assets (%)	.21(d,e)	.34(e)	.37	.23	.13

Portfolio turnover (%)	67.26	43.68	55.57	47.91	80.65

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class C shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$12.42	$11.13	$10.04	$11.82	$12.45

Investment operations:
Net investment income (a)	.06(d,e)	.07(e)	.06	.05	.05

Net realized and unrealized
gain (loss) on investments	.89	1.27	1.07	(1.80)	(.65)

Total from
investment operations	.95	1.34	1.13	(1.75)	(.60)

Less distributions:
From net investment income	(.13)	(.05)	(.04)	(.03)	(.03)

From net realized gain
on investments	--	--	--	--	--

Total distributions	(.13)	(.05)	(.04)	(.03)	(.03)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.24	$12.42	$11.13	$10.04	$11.82

Total return at
net asset value (%)(b)	7.67	12.04	11.34	(14.82)	(4.79)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$30,988	$38,187	$47,467	$64,254	$101,349

Ratio of expenses to
average net assets (%)(c)	1.65(e)	1.67(e)	1.61	1.54	1.47

Ratio of net investment income
to average net assets (%)	.45(d,e)	.58(e)	.63	.48	.38

Portfolio turnover (%)	67.26	43.68	55.57	47.91	80.65

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class M shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	11/30/05	12/1/03†-11/30/04

Net asset value,
beginning of period	$12.47	$11.18

Investment operations:
Net investment income (a)	.09(d,e)	.13(e)

Net realized and unrealized
gain on investments	.89	1.26

Total from
investment operations	.98	1.39

Less distributions:
From net investment income	(.17)	(.10)

Total distributions	(.17)	(.10)

Redemption fees	--(f )	--(f )

Net asset value,
end of period	$13.28	$12.47

Total return at
net asset value (%)(b)	7.87	12.45

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$19	$11

Ratio of expenses to
average net assets (%)(c)	1.40(e)	1.42(e)

Ratio of net investment income
to average net assets (%)	.71(d,e)	1.14(e)

Portfolio turnover (%)	67.26	43.68

† Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.06% of average net assets for class R shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$12.49	$11.19	$10.10	$11.88	$12.53

Investment operations:
Net investment income (a)	.15(d,e)	.16(e)	.14	.14	.14

Net realized and unrealized
gain (loss) on investments	.89	1.28	1.07	(1.80)	(.66)

Total from
investment operations	1.04	1.44	1.21	(1.66)	(.52)

Less distributions:
From net investment income	(.22)	(.14)	(.12)	(.12)	(.13)

From net realized gain
on investments	--	--	--	--	--

Total distributions	(.22)	(.14)	(.12)	(.12)	(.13)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.31	$12.49	$11.19	$10.10	$11.88

Total return at
net asset value (%)(b)	8.43	12.95	12.12	(14.09)	(4.15)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$6,012	$6,485	$6,071	$6,538	$8,882

Ratio of expenses to
average net assets (%)(c)	.90(e)	.92(e)	.86	.79	.72

Ratio of net investment income
to average net assets (%)	1.21(d,e)	1.36(e)	1.37	1.23	1.13

Portfolio turnover (%)	67.26	43.68	55.57	47.91	80.65

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class Y shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/05

Note 1: Significant accounting policies

Putnam Classic Equity Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2005 the value of securities loaned amounted to $5,133,972. The fund received cash collateral of $5,248,900 which is pooled with collateral of other Putnam funds into 25 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2005, the fund had a capital loss carryover of $102,537,469 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on November 30, 2010.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2005, the fund reclassified $119,540 to decrease undistributed net investment income , with a decrease to accumulated net realized losses of $119,540.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2005 were as follows:

Unrealized appreciation	$ 93,998,871
Unrealized depreciation	(49,710,057)
------------------------------
Net unrealized appreciation	44,288,814
Undistributed ordinary income	3,143,895
Capital loss carryforward	(102,537,469)
Cost for federal income
tax purposes	$ 810,632,411

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2006, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended November 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the year ended November 30, 2005, Putnam Management has assumed $11,316 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2005, the fund incurred $2,485,133 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2005, the fund’s expenses were reduced by $338,990 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $378 , as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George, Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00%, 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75%, 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $33,547 and $1,023 from the sale of class A and class M shares, respectively, and received $198,977 and $756 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received $1,549 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $618,428,289 and $822,279,207, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended November 30, 2005 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of year	6,997	$ 6.395

Options opened	--	--
Options expired	(6,997)	(6,395)
Options closed	--	--

Written options
outstanding at
end of year	--	$ --

Note 4: Capital shares

At November 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 11/30/05:
Shares sold	7,856,323	$ 100,136,807

Shares issued
in connection
with reinvestment
of distributions	729,864	9,355,216

	8,586,187	109,492,023

Shares
repurchased	(14,522,193)	(185,822,196)

Net decrease	(5,936,006)	$ (76,330,173)

Year ended 11/30/04:
Shares sold	3,120,943	$ 37,140,578

Shares issued
in connection
with reinvestment
of distributions	524,762	6,232,947

	3,645,705	43,373,525

Shares
repurchased	(19,166,210)	(227,471,721)

Net decrease	(15,520,505)	$(184,098,196)

CLASS B	Shares	Amount

Year ended 11/30/05:
Shares sold	694,092	$ 8,784,923

Shares issued
in connection
with reinvestment
of distributions	150,139	1,890,230

	844,231	10,675,153

Shares
repurchased	(10,490,284)	(132,639,090)

Net decrease	(9,646,053)	$(121,963,937)

Year ended 11/30/04:
Shares sold	1,374,416	$ 16,243,572

Shares issued
in connection
with reinvestment
of distributions	36,130	427,110

	1,410,546	16,670,682

Shares
repurchased	(7,133,911)	(83,997,514)

Net decrease	(5,723,365)	$ (67,326,832)

CLASS C	Shares	Amount

Year ended 11/30/05:
Shares sold	139,518	$ 1,765,070

Shares issued
in connection
with reinvestment
of distributions	9,917	126,213

	149,435	1,891,283

Shares
repurchased	(381,013)	(4,860,836)

Net decrease	(231,578)	$(2,969,553)

Year ended 11/30/04:
Shares sold	160,235	$ 1,901,093

Shares issued
in connection
with reinvestment
of distributions	1,431	17,091

	161,666	1,918,184

Shares
repurchased	(486,560)	(5,769,909)

Net decrease	(324,894)	$(3,851,725)

CLASS M	Shares	Amount

Year ended 11/30/05:
Shares sold	104,281	$ 1,325,460

Shares issued
in connection
with reinvestment
of distributions	28,078	356,684

	132,359	1,682,144

Shares
repurchased	(865,514)	(11,018,319)

Net decrease	(733,155)	$ (9,336,175)

Year ended 11/30/04:
Shares sold	177,128	$ 2,103,567

Shares issued
in connection
with reinvestment
of distributions	13,954	165,394

	191,082	2,268,961

Shares
repurchased	(1,383,129)	(16,387,932)

Net decrease	(1,192,047)	$(14,118,971)

CLASS R	Shares	Amount

Year ended 11/30/05:
Shares sold	962	$12,290

Shares issued
in connection
with reinvestment
of distributions	13	162

	975	12,452

Shares
repurchased	(453)	(5,694)

Net increase	522	$ 6,758

For the period 12/1/03 (commencement of operations)
to 11/30/04:
Shares sold	870	$10,291

Shares issued
in connection
with reinvestment
of distributions	3	35

	873	10,326

Shares
repurchased	--	--

Net increase	873	$10,326

CLASS Y	Shares	Amount

Year ended 11/30/05:
Shares sold	58,337	$ 745,319

Shares issued
in connection
with reinvestment
of distributions	8,428	108,677

	66,765	853,996

Shares
repurchased	(134,379)	(1,702,872)

Net decrease	(67,614)	$ (848,876)

Year ended 11/30/04:
Shares sold	115,239	$ 1,357,919

Shares issued
in connection
with reinvestment
of distributions	6,298	74,853

	121,537	1,432,772

Shares
repurchased	(144,892)	(1,737,887)

Net decrease	(23,355)	$ (305,115)

At November 30, 2005, Putnam, LLC owned 91 class R shares of the fund (6.5% of class R shares outstanding), valued at $1,208.

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2005, management fees paid were reduced by $8,993 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $182,820 for the year ended November 30, 2005. During the year ended November 30, 2005 cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $194,687,724 and $202,625,849, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $492,361 was distributed to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended November 30, 2005, the fund hereby designates 100% or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended November 30, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended November 30, 2005.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds).

Mr. Putnam founded the New Generation companies in 1986. Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
KPMG LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III

Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President
James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN023 230187 1/06

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In December 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, to go into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2005	$ 29,932	$ --	$ 3,232	$ --
November 30, 2004	$ 33,528*	$ --	$ 3,200	$ 237

* Includes fees of $ 1,428 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended November 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2005 and November 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 3,232 and $3,437 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Compliance Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2005	$ --	$ --	$ --	$ --
November 30, 2004	$ --	$ --	$ --	$ --

Item 5. Audit Committee

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 27, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 27, 2006